UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

DRIVEN DELIVERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5710 Kearny Villa Road, Ste 205 San Diego, CA 92123
(Address of Principal Executive Offices) (Zip Code)

(833) 378-6420
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Driven Deliveries Inc. (the “Company”) is filing this Amendment No. 2 to current report on Form 8-K/A (the “Amendment”) to amend its Current Report on Form 8-K (the “Form 8-K”), which was originally filed with the Securities and Exchange Commission on September 17, 2018 and amended on December 20, 2018.

This Amendment amends the Form 8-K to provide, as required by Item 9.01, the unaudited interim financial statements of Driven Deliveries, Inc., a Nevada corporation (“Driven Nevada”) and the unaudited pro forma condensed consolidated financial information related to the acquisition of Driven Nevada, by the Company.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Consolidated Financial Statements of Driven Deliveries, Inc., a Nevada Corporation, for the six months ended June 30, 2018

(b) Pro forma financial information.

Unaudited proforma financial statements of the Company and its subsidiaries

(d) Exhibits
Number	Description
99.1	Unaudited pro forma financial statements of the Company and its subsidiaries
99.2	Condensed consolidated financial statements of Driven Deliveries, Inc for the six months ended June 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2019

DRIVEN DELIVERIES, INC.

By:	/s/ Christian Schenk
Christian Schenk
Chief Executive Officer